Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9202%



        Excess Protection Level
          3 Month Average   5.46%
          July, 2000   5.96%
          June, 2000   4.81%
          May, 2000   5.61%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.69%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $ 55,010,319,976.67


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 6,529,119,458.18